Exhibit 10.1

FIRST AMENDMENT TO JULY 1, 2011 EMPLOYMENT AGREEMENT

FAIRPOINT COMMUNICATIONS, INC.

WHEREAS, FairPoint Communications, Inc. (the “Company”) has heretofore entered into an Employment Agreement dated July 1, 2011 (the “Agreement”) by and between Kenneth W. Amburn (the “Executive”) and the Company and the parties thereto desire to amend the Agreement in the manner set forth below.

NOW, THEREFORE, the undersigned parties to the Agreement agree that the Agreement shall be amended as follows, and that there is mutual, adequate and lawful consideration the receipt of which each acknowledges through execution of this First Amendment.

1.	The Term of Employment as defined in Section 2 of the Agreement shall continue through December 31, 2015, unless terminated sooner or renewed as provided in the Agreement.

2.	Except as specifically provided above, all terms and conditions of the Agreement shall remain in full force and effect.

Wherefore, the parties hereto agree to this First Amendment, with the foregoing changes being effective as of July 1, 2014.

FAIRPOINT COMMUNICATIONS, INC.

/s/ Paul H. Sunu
By:	Paul H. Sunu
Title:	Chief Executive Officer

EXECUTIVE

/s/ Kenneth W. Amburn
Kenneth W. Amburn